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                                                                EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements of Summit Properties Inc. on Form S-3 (File Nos. 33-90704, 33-90706, 33-93540, 333-24669 and 333-25575) and Form S-8 (File Nos. 33-88202 and 333-78) of our
report dated January 15, 1996, on our audit of the financial statements of Summit American Associates for the year ended December 31, 1995, which report is included in this Form 8-K/A-1.


REZNICK FEDDER & SILVERMAN
Charlotte, North Carolina

May 1, 1997